Income Tax Expense	12 Months Ended
Sep. 30, 2013
Income Tax Expense [Abstract]
Income Tax Expense
8. Income Tax Expense

Total income tax expense (benefit) for the years ended September 30, 2013, 2012 and 2011 was allocated to income tax expense as follows:

(Dollars in thousands)	2013	2012	2011
Income tax expense from Continuing Operations	$18,335	17,408	16,922
Income tax (benefit) expense from Discontinued Operations	(5,215)	7,397	7,535
Total income tax expense	$13,120	24,805	24,457

The components of income from continuing operations before income taxes consisted of the following for the years ended September 30:

(Dollars in thousands)	2013	2012	2011
United States	$43,159	46,883	49,702
Foreign	6,436	5,299	4,303
Total income before income taxes	$49,595	52,182	54,005

The principal components of income tax expense (benefit) from continuing operations for the years ended September 30, 2013, 2012 and 2011 consist of:

(Dollars in thousands)	2013	2012	2011
Federal
Current	$10,723	11,144	9,667
Deferred	2,942	2,954	4,672
State and local:
Current	896	1,372	1,801
Deferred	642	309	464
Foreign:
Current	2,033	1,863	3,049
Deferred	1,099	(234)	(2,731)
Total	$18,335	17,408	16,922

The actual income tax expense (benefit) from continuing operations for the years ended September 30, 2013, 2012 and 2011 differs from the expected tax expense for those years (computed by applying the U.S. Federal corporate statutory rate) as follows:

	2013	2012	2011
Federal corporate statutory rate	35.0%	35.0%	35.0%
State and local, net of Federal benefits	2.7	3.3	3.7
Foreign	(1.9)	(0.7)	(2.3)
Research credit	(2.5)	(0.3)	(1.3)
Domestic production deduction	(2.5)	(2.4)	(2.2)
Change in uncertain tax positions	0.1	(3.6)	(0.5)
Purchase accounting adjustment	—	1.0	—
Executive compensation	1.8	0.6	0.5
Valuation allowance	4.0	0.2	(1.7)
Other, net	0.3	0.3	0.1
Effective income tax rate	37.0%	33.4%	31.3%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at September 30, 2013, and 2012 are presented below:

(Dollars in thousands)	2013	2012
Deferred tax assets:
Inventories, long-term contract accounting, contract cost reserves and other	$6,825	7,819
Pension and other postretirement benefits	7,417	13,437
Net operating loss carryforward — domestic	848	562
Net operating loss carryforward — foreign	3,955	3,841
Capital loss carryforward	240	240
Other compensation-related costs and other cost accruals	19,325	17,589
State credit carryforward	1,099	997
Total deferred tax assets	39,709	44,485
Deferred tax liabilities:
Goodwill	(14,576)	(12,783)
Acquisition assets	(61,403)	(63,323)
Depreciation, software amortization	(36,396)	(33,799)
Net deferred tax liabilities before valuation allowance	(72,666)	(65,420)
Less valuation allowance	(3,780)	(942)
Net deferred tax liabilities	$(76,446)	(66,362)

The Company has a foreign net operating loss carryforward of $14 million at September 30, 2013, which reflects tax loss carryforwards in Brazil, Germany, India, Japan and the United Kingdom. $12.7 million of the tax loss carryforwards have no expiration date while the remaining $1.3 million will expire between 2020 and 2022. The Company has state net operating loss carryforwards of $9.9 million at September 30, 2013 which expire between 2018 and 2033. The Company also has net state research and other credit carryforwards of $1.1 million of which $1 million expires between 2023 and 2028. The remaining $0.1 million does not have an expiration date.

At September 30, 2013, the Company has established a valuation allowance of $0.4 million against state credit carryforwards and $0.4 million against state net operating loss (NOL) carryforwards that are not expected to be realized in future periods. In addition, the Company has established a valuation allowance of $0.2 million at September 30, 2013 and 2012, respectively, against the capital loss carryforward generated in 2008, as such loss carryforward may not be realized in future periods. Lastly, the Company has established a valuation allowance against certain NOL carryforwards in foreign jurisdictions which may not be realized in future periods. The valuation allowance established against the foreign NOL carryforwards was $2.8 million and $0.7 million at September 30, 2013, and 2012, respectively. The Company classifies its valuation allowance related to deferred taxes on a pro rata basis by taxing jurisdiction.

The Company’s foreign subsidiaries have accumulated unremitted earnings of $33.3 million and cash of $25.3 million at September 30, 2013. No deferred taxes have been provided on these accumulated unremitted earnings because these funds are not needed to meet the liquidity requirements of the Company’s U.S. operations and it is the Company’s intention to indefinitely reinvest these earnings in continuing international operations. In the event these foreign entities’ earnings were distributed, it is estimated that U.S. taxes, net of available foreign tax credits, of approximately $6 million would be due, which would correspondingly reduce the Company’s net earnings. No significant portion of the Company’s foreign subsidiaries’ earnings was taxed at a very low tax rate.

As of September 30, 2013, the Company had $2.2 million of unrecognized benefits (see table below), which, net of Federal benefit, if recognized, would affect the Company’s effective tax rate.

A reconciliation of the Company’s unrecognized tax benefits for the years ended September 30, 2013, and 2012 is presented in the table below:

(Dollars in millions)	2013	2012
Balance as of October 1,	$1.8	3.6
Increases related to prior year tax positions	0.5	—
Decreases related to prior year tax positions	—	(0.3)
Increases related to current year tax positions	0.2	0.1
Decreases related to settlements with taxing authorities	(0.1)	—
Lapse of statute of limitations	(0.2)	(1.6)
Balance as of September 30,	$2.2	1.8

The Company anticipates a $1.1 million reduction in the amount of unrecognized tax benefits in the next 12 months as a result of a lapse of the applicable statute of limitations. The Company’s policy is to include interest related to unrecognized tax benefits in income tax expense and penalties in operating expense. As of September 30, 2013, 2012 and 2011, the Company had accrued interest related to uncertain tax positions of $0.1 million, $0.1 million and $0.2 million, respectively, net of Federal income tax benefit, on its Consolidated Balance Sheet. No significant penalties have been accrued.

The principal jurisdictions for which the Company files income tax returns are U.S. Federal and the various city, state, and international locations where the Company has operations. The U.S. Federal tax years for the periods ended September 30, 2010, and forward remain subject to income tax examination. Various state tax years for the periods ended September 30, 2009, and forward remain subject to income tax examinations. The Company is subject to income tax in many jurisdictions outside the United States, none of which is individually material to the Company’s financial position, statements of cash flows, or results of operations.